                                                                    EXHIBIT 10.2

                   ADDENDUM TO SERVICES AND LICENSE AGREEMENT

This Addendum (the "ADDENDUM") to the Services and License Agreement dated 24
February 2010, by and between ParagonEX Limited., a company incorporated under the laws of British Virgin Islands ("PARAGONEX") and WGM Services Ltd.,
(formeraly Giona Trading Ltd.) a company incorporated under the laws of Cyprus
("WGM") (the "FIRST AGREEMENT"), and to the Services and License Agreement dated
November 18, 2009, by and between ParagonEX and B Option Ltd., a company incorporated under the laws of the State of Israel ("B OPTION") (the "SECOND
Agreement"), is made as of the 24TH day of February, 2010.

WHEREAS ParagonEX and WGM entered the First Agreement and ParagonEX and B Option entered the Second Agreement (the First Agreement and the Second Agreement shall be referred to herein together as: the "AGREEMENTS"); and

WHEREAS the parties wish that this Addendum shall serve as an addendum to both of the Agreements under the terms as provided herein;

NOW THEREFORE, in consideration of the promises and the mutual covenants and agreements herein contained, the parties hereby agree as follows:

1.   All capitalized terms used herein and not otherwise defined shall have the meaning ascribed to them in the Agreements.

2.   Notwithstanding section 10.3 to the First Agreement, it is agreed that any marketing expenses which shall be borne by B Option shall be deemed as marketing expenses made by WGM for the purpose of calculating the Marketing
     Budget for the first 8 (eight) months from Commencement Date.

3.   Notwithstanding section 14 to the Agreements, it is agreed that the aggregate liability of WGM and B Option shall be calculate together and that such liability shall not exceed together the amounts set out in section 14 to the Agreements.

4.   Notwithstanding the provisions of Appendix A' to the Agreements, it is agreed that the amounts payable under such Appendix shall be payable by WGM and B Option together and that WGM and B Option shall bear the costs set out in such Appendix only once (i.e., for the purpose of such payments, WGM and B Option shall be deemed as one entity who shall pay for the services ordered only once). It is further agreed, that for the purpose of calculating the Processing Fees, Monthly Minimum, Strategic Consulting
     Services, Customization Services and other services to be provided under such Appendix, WGM and B Option shall be deemed as one entity as far as it concerns to the Revenues generated by these two entities and the services provided by ParagonEX to these two entities.

5.   All other terms and conditions of the Agreements shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Addendum as of the date set forth above.

 /s/ Arik Peretz             /s/ Shimon Citron            /s/ Shimon Citron
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 PARAGONEX LIMITED           WGM SERVICES LTD.             B OPTION LTD.